UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2018

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36730	27-3403111
(Commission File Number)	(IRS Employer Identification No.)

1030 Sync Street, Morrisville, North Carolina 27560

(Address of principal executive offices)            (Zip Code)

3201 Beechleaf Court, Suite 600, Raleigh, North Carolina 27604-1547

(Former Address)

Registrant’s telephone number, including area code (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 7, 2018, Michael Bell resigned as a director and Chairman of the Board of Directors (the “Board”) of Syneos Health, Inc. (the “Company”) effective immediately. In connection with his resignation, Mr. Bell entered into a consulting agreement with the Company (the “Consulting Agreement”), as described below.

(d)    On December 10, 2018, effective as of that date, the Board elected Mr. John M. Dineen to serve as a Class II director of the Company and also appointed Mr. Dineen as Chairman of the Board.

The Board reviewed and discussed the qualifications of Mr. Dineen as a director nominee, and determined that he is an “independent director” in accordance with the Nasdaq listing standards.

Mr. Dineen will be compensated for his service as a director in the same manner as the Company’s other non-employee directors.

Mr. Dineen is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

(e)    Consulting Agreement with Michael Bell

On December 10, 2018, the Company entered into a Consulting Agreement with Mr. Bell, which provides that Mr. Bell will continue to assist the Company by serving as a consultant to the Company until the later of (a) May 25, 2019 or (b) the Company’s 2019 annual shareholder meeting, unless earlier terminated. Mr. Bell’s Company stock options will remain exercisable during the consulting period and for 90 days afterwards.

The foregoing summary of the terms of the Consulting Agreement is qualified in its entirety by reference to the complete text of the Consulting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

Exhibit Index

Exhibit Number	Description

10.1	Consulting Agreement between Syneos Health, Inc. and Michael Bell effective December 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

Date: December 10, 2018	/s/ Jonathan Olefson
	Name:	Jonathan Olefson
	Title:	General Counsel and Corporate Secretary